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EXHIBIT 10.8

FORM OF STOCK OPTION AGREEMENT FOR REGISTRANT'S 1992 STOCK INCENTIVE PLAN, AS AMENDED


                        INCENTIVE STOCK OPTION AGREEMENT

      THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of _____________, by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation (the "Company"), and _____________ (the "Holder").

                                 R E C I T A L S

      A. The Company has adopted the Redhook Ale Brewery Incorporated 1992 Stock Incentive Plan (the "Plan"), a copy of which has been delivered to the Holder prior to the signing of this Agreement (capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan).

      B. The Committee has designated the Holder to receive an Incentive Stock Option under the Plan.

      NOW, THEREFORE, the Company and the Holder covenant and agree as follows:

      1. GRANT OF THE OPTION. The Company hereby grants to the Holder an Incentive Stock Option (the "Option") to acquire from the Company _____________ shares of the Common Stock of the Company, $.005 par value per share (the "Common Stock"), at the price of $_____________ per share (the "Option Price"). The Option is subject to all of the provisions of this Agreement and the Plan.

      2. TERM OF THE OPTION. Unless earlier terminated in accordance with the provisions of the Plan, the Option will terminate on the earliest to occur of the following: (a) the expiration of three (3) months following the termination without cause of the Holder's employment with the Company for any reason other than death or Disability; (b) the expiration of six (6) months following the termination of the Holder's employment with the Company by reason of death or Disability; (c) the termination of the Holder's employment with the Company for cause (as that term is used in Section 10.2(b) of the Plan); and (d)
_____________.

      3. VESTING. The Option will vest and become exercisable (a) as to twenty percent (20%) of the shares subject thereto on _____________, and (b) as to an additional twenty percent (20%) of the shares subject thereto on _____________ of each succeeding year through and including _____________; PROVIDED, HOWEVER, that, if the Holder's employment with the Company terminates for any reason other than death or Disability, the Option will not vest further following such termination. If the Holder's employment with the Company terminates by reason of death or Disability, then, notwithstanding the foregoing vesting schedule, the Option will immediately vest and become exercisable in full.

      4. OTHER LIMITATIONS ON THE OPTION. The Option is subject to all of the provisions of the Plan, including but not limited to Section 4.2 (which permits adjustments to the Option upon the occurrence of certain corporate events such as stock dividends, extraordinary cash dividends, reclassifications, recapitalizations, reorganizations, split-ups, spin-offs, combinations, exchanges of shares, and warrants or rights offerings) and Section 10.1 (which will apply in the event of an Approved Transaction or Control Purchase).


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      5. EXERCISE OF THE OPTION. In order to exercise the Option, the Holder must do the following:

            (a) deliver to the Company a written notice, in the form of the attached Exhibit A, specifying the number of shares of Common Stock for which the Option is being exercised;

            (b) surrender this Agreement to the Company;

            (c) tender payment of the aggregate Option Price for the shares for which the Option is being exercised, which amount may be paid

            (i) in cash or by cashier's check;

            (ii) if approved by the Committee, in its sole discretion, at the time of exercise, by delivery of a promissory note upon such terms and conditions as the Committee, in its sole discretion, determines;

            (iii) by delivery to the Company of shares of Common Stock that (A) have a Fair Market Value, as of the date of exercise, equal to the aggregate Option Price payable, and (B) have been held by the Holder for at least year one (1) year prior to the date of exercise; or

            (iv) by such other means as the Committee, in its sole discretion, shall permit at the time of exercise;

            (d) pay, or make arrangements satisfactory to the Committee for payment to the Company of, all federal, state and local taxes, if any, required to be withheld by the Company in connection with the exercise of the Option; and

            (e) execute and deliver to the Company any other documents required from time to time by the Committee in order to promote compliance with applicable laws, rules and regulations.

      6. DELIVERY OF SHARE CERTIFICATE. As soon as practicable after the Option has been duly exercised, the Company will deliver to the Holder a certificate for the shares of Common Stock for which the Option was exercised. Unless the Option has expired or been exercised in full, the Company and the Holder agree to execute a new Incentive Stock Option Agreement, covering the remaining shares of Common Stock that may be acquired upon exercise of the Option, which will be identical to this Agreement except as to the number of shares of Common Stock subject thereto. In lieu of replacing this Agreement in such manner, the Company may affix to this Agreement an appropriate notation indicating the number of shares for which the Option was exercised and return this Agreement to the Holder.

      7. NONTRANSFERABILITY. The Option is not transferable other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Holder only by the Holder or his or her court appointed legal representative.

      8. ACCEPTANCE OF OPTION. By executing this Agreement, the Holder accepts the Option, acknowledges receipt of a copy of the Plan and agrees to comply with all of the provisions of the Plan and this Agreement.


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      9. NO RIGHT TO EMPLOYMENT. Nothing contained in this Agreement shall confer or be construed to confer on the Holder any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the employment of the Holder at any time, with or without cause (subject, however, to the provisions of any written employment agreement between the Holder and the Company).

      10. RIGHTS AS SHAREHOLDER. The Holder will have no rights as a shareholder of the Company on account of the Option or on account of shares of Common Stock which will be acquired upon exercise of the Option (but with respect to which no certificates have been delivered to the Holder).

      11. TAX WITHHOLDING. The Holder agrees to pay, or make arrangements satisfactory to the Committee for payment to the Company of, all federal, state and local taxes required to be withheld by the Company in connection with the exercise of the Option or any sale, transfer or other disposition of any shares of Common Stock acquired upon exercise of the Option. If the Holder fails to do so, then the Holder hereby authorizes the Company to deduct all or any portion of such taxes from any payment of any kind otherwise due to the Holder.

      12. FURTHER ASSURANCES. The Holder agrees to from time to time execute such additional documents as the Company may reasonably require in order to effectuate the purposes of the Plan and this Agreement.

      13. BINDING EFFECT. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

      14. ENTIRE AGREEMENT; MODIFICATIONS. This Agreement, together with the Plan, constitute the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. No modification of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement shall not be construed as a waiver of such rights as to any continued or subsequent breach.

      15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Washington.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Company"                              REDHOOK ALE BREWERY,
                                          INCORPORATED


                                         By ______________________________
                                            Paul Shipman, President


"Holder"                                    ____________________________________


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                           FORM OF EXERCISE OF OPTION


To:  REDHOOK ALE BREWERY, INCORPORATED
      3400 Phinney Avenue North
      Seattle, Washington  98103

      The undersigned holds Option Number ISO92-_____________ (the "Option"), represented by an Incentive Stock Option Agreement dated effective as of _____________, (the "Agreement"), granted to the undersigned pursuant to the Redhook Ale Brewery Incorporated 1992 Stock Incentive Plan (the "Plan"). The undersigned hereby exercises the Option and elects to purchase _______________ shares of Common Stock of Redhook Ale Brewery, Incorporated (the "Shares") pursuant to the Option. This notice is accompanied by full payment of the Option Price for the Shares, in cash or by cashier's check or in another manner permitted by Section 5(c) of the Agreement. The undersigned has also paid, or make arrangements satisfactory to the Committee administering the Plan for payment of, all federal, state and local taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.


     Date: __________________, 199__.


                                          ______________________________________
                                          Name of Holder


                               EXHIBIT  A